Exhibit (n)

HENNESSY FUNDS TRUST

RULE 18f-3 MULTI-CLASS PLAN

As Amended and Restated Effective as of February 28, 2022

I.	Introduction.
Pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), the following sets forth the method for allocating fees and expenses among each class (as such term is used in the 1940 Act) of shares of the series of Hennessy Funds Trust identified in this Plan (the “Trust” or “Multi-Class Fund”). In addition, this Rule 18f-3 Multi-Class Plan (this “Plan”) sets forth the service fees and other charges and fees of each class of shares in the Multi-Class Fund.

The Trust is an open-end management investment company registered under the 1940 Act, the shares of which are registered on Form N-1A under the Securities Act of 1933 (Reg. No. 033-52154). Upon the effective date of this Plan, the Trust hereby elects to offer multiple classes pursuant to the provisions of Rule 18f-3 and this Plan.

II.	Allocation of Expenses.
Pursuant to Rule 18f-3 under the 1940 Act, the Trust shall allocate to each class of shares any fees and expenses incurred by the Trust in connection with any service plan pursuant to which the Trust pays fees to service providers that provide services to investors in the Trust. In addition, pursuant to rule 18f-3, the Trust may allocate the following fees and expenses to a particular class of shares:

(i)	transfer agent fees and related expenses identified by the transfer agent as being attributable to such class of shares;
(ii)
printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, reports, and proxies to current shareholders of such class of shares or to regulatory agencies with respect to such class of shares;

(iii)	blue sky registration or qualification fees incurred by such class of shares;
(iv)	Securities and Exchange Commission registration fees incurred by such class of shares;
(v)
the expense of administrative personnel and services (including, but not limited to, those of a fund accountant, or dividend paying agent charged with calculating net asset values or determining or paying dividends1), as required to support the shareholders of such class of shares;

____________________

[1]	Rule 18f-3 requires that services related to the management of the portfolio’s assets, such as custodial fees, be borne by the Trust and not by class.

(vi)	litigation or other legal expenses relating solely to such class of shares;
(vii)	fees of the Trust’s Trustees incurred as a result of issues relating to such class of shares; and
(viii)	independent accountants’ fees relating solely to such class of shares.
The initial determination of the class expenses that will be allocated by the Trust to a particular class of shares and any subsequent changes thereto will be reviewed by the Board of Trustees and approved by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust.

Income, realized and unrealized capital gains and losses, and any expenses of the Multi‑Class Fund not allocated to a particular class of the Trust pursuant to this Plan shall be allocated to each class of the Trust on the basis of the net asset value of that class in relation to the net asset value of the Trust.

III.	Class Arrangements.
The following summarizes the service fees, exchange fees, and other fees and charges applicable to each class of shares of the Multi-Class Fund. Additional details regarding such fees and services are set forth in the Trust’s current Prospectus and Statement of Additional Information.

A.	Hennessy Cornerstone Growth Fund – Investor Class
1.	Maximum Sales Load Imposed on Purchases: None.
2.	Maximum Sales Load Imposed on Dividends: None.
3.	Deferred Sales Load: None.
4.	Redemption Fee: None.
5.	Exchange Fee: None.
6.	Rule 12b-1 Distribution Expenses and Service Fees: Up to 0.25%.
7.	Service Fees: Up to 0.10%.
8.	Management Fees: 0.74%.
B.	Hennessy Cornerstone Growth Fund – Institutional Class
1.	Maximum Sales Load Imposed on Purchases: None.
2.	Maximum Sales Load Imposed on Dividends: None.
3.	Deferred Sales Load: None.

4.	Redemption Fee: None.
5.	Exchange Fee: None.
6.	Rule 12b-1 Distribution Expenses and Service Fees: None.
7.	Service Fees: None.
8.	Management Fees: 0.74%.
C.	Hennessy Focus Fund – Investor Class
1.	Maximum Sales Load Imposed on Purchases: None.
2.	Maximum Sales Load Imposed on Dividends: None.
3.	Deferred Sales Load: None.
4.	Redemption Fee: None.
5.	Exchange Fee: None.
6.	Rule 12b-1 Distribution Expenses and Service Fees: Up to 0.25%.
7.	Service Fees: Up to 0.10%.
8.	Management Fees: 0.90%.
D.	Hennessy Focus Fund – Institutional Class
1.	Maximum Sales Load Imposed on Purchases: None.
2.	Maximum Sales Load Imposed on Dividends: None.
3.	Deferred Sales Load: None.
4.	Redemption Fee: None.
5.	Exchange Fee: None.
6.	Rule 12b-1 Distribution Expenses and Service Fees: None.
7.	Service Fees: None.
8.	Management Fees: 0.90%.
E.	Hennessy Cornerstone Mid Cap 30 Fund – Investor Class
1.	Maximum Sales Load Imposed on Purchases: None.

2.	Maximum Sales Load Imposed on Dividends: None.
3.	Deferred Sales Load: None.
4.	Redemption Fee: None.
5.	Exchange Fee: None.
6.	Rule 12b-1 Distribution Expenses and Service Fees: Up to 0.25%.
7.	Service Fees: Up to 0.10%.
8.	Management Fees: 0.74%.
F.	Hennessy Cornerstone Mid Cap 30 Fund – Institutional Class
1.	Maximum Sales Load Imposed on Purchases: None.
2.	Maximum Sales Load Imposed on Dividends: None.
3.	Deferred Sales Load: None.
4.	Redemption Fee: None.
5.	Exchange Fee: None.
6.	Rule 12b-1 Distribution Expenses and Service Fees: None.
7.	Service Fees: None.
8.	Management Fees: 0.74%.
G.	Hennessy Cornerstone Large Growth Fund – Investor Class
1.	Maximum Sales Load Imposed on Purchases: None.
2.	Maximum Sales Load Imposed on Dividends: None.
3.	Deferred Sales Load: None.
4.	Redemption Fee: None.
5.	Exchange Fee: None.
6.	Rule 12b-1 Distribution Expenses and Service Fees: Up to 0.25%.
7.	Service Fees: Up to 0.10%.
8.	Management Fees: 0.74%.

H.	Hennessy Cornerstone Large Growth Fund – Institutional Class
1.	Maximum Sales Load Imposed on Purchases: None.
2.	Maximum Sales Load Imposed on Dividends: None.
3.	Deferred Sales Load: None.
4.	Redemption Fee: None.
5.	Exchange Fee: None.
6.	Rule 12b-1 Distribution Expenses and Service Fees: None.
7.	Service Fees: None.
8.	Management Fees: 0.74%.
I.	Hennessy Cornerstone Value Fund – Investor Class
1.	Maximum Sales Load Imposed on Purchases: None.
2.	Maximum Sales Load Imposed on Dividends: None.
3.	Deferred Sales Load: None.
4.	Redemption Fee: None.
5.	Exchange Fee: None.
6.	Rule 12b-1 Distribution Expenses and Service Fees: Up to 0.25%.
7.	Service Fees: Up to 0.10%.
8.	Management Fees: 0.74%.
J.	Hennessy Cornerstone Value Fund – Institutional Class
1.	Maximum Sales Load Imposed on Purchases: None.
2.	Maximum Sales Load Imposed on Dividends: None.
3.	Deferred Sales Load: None.
4.	Redemption Fee: None.
5.	Exchange Fee: None.
6.	Rule 12b-1 Distribution Expenses and Service Fees: None.

7.	Service Fees: None.
8.	Management Fees: 0.74%.
K.	Hennessy Equity and Income Fund – Investor Class
1.	Maximum Sales Load Imposed on Purchases: None.
2.	Maximum Sales Load Imposed on Dividends: None.
3.	Deferred Sales Load: None.
4.	Redemption Fee: None.
5.	Exchange Fee: None.
6.	Rule 12b-1 Distribution Expenses and Service Fees: Up to 0.25%.
7.	Service Fees: Up to 0.10%.
8.	Management Fees: 0.80%.
L.	Hennessy Equity and Income Fund – Institutional Class
1.	Maximum Sales Load Imposed on Purchases: None.
2.	Maximum Sales Load Imposed on Dividends: None.
3.	Deferred Sales Load: None.
4.	Redemption Fee: None.
5.	Exchange Fee: None.
6.	Rule 12b-1 Distribution Expenses and Service Fees: None.
7.	Service Fees: None.
8.	Management Fees: 0.80%.
M.	Hennessy Energy Transition Fund – Investor Class
1.	Maximum Sales Load Imposed on Purchases: None.
2.	Maximum Sales Load Imposed on Dividends: None.
3.	Deferred Sales Load: None.
4.	Redemption Fee: None.

5.	Exchange Fee: None.
6.	Rule 12b-1 Distribution Expenses and Service Fees: Up to 0.25%.
7.	Service Fees: Up to 0.10%.
8.	Management Fees: 1.25%.
N.	Hennessy Energy Transition Fund – Institutional Class
1.	Maximum Sales Load Imposed on Purchases: None.
2.	Maximum Sales Load Imposed on Dividends: None.
3.	Deferred Sales Load: None.
4.	Redemption Fee: None.
5.	Exchange Fee: None.
6.	Rule 12b-1 Distribution Expenses and Service Fees: None.
7.	Service Fees: None.
8.	Management Fees: 1.25%.
O.	Hennessy Midstream Fund – Investor Class
1.	Maximum Sales Load Imposed on Purchases: None.
2.	Maximum Sales Load Imposed on Dividends: None.
3.	Deferred Sales Load: None.
4.	Redemption Fee: None.
5.	Exchange Fee: None.
6.	Rule 12b-1 Distribution Expenses and Service Fees: Up to 0.25%.
7.	Service Fees: Up to 0.10%.
8.	Management Fees: 1.10%.
P.	Hennessy Midstream Fund – Institutional Class
1.	Maximum Sales Load Imposed on Purchases: None.
2.	Maximum Sales Load Imposed on Dividends: None.

3.	Deferred Sales Load: None.
4.	Redemption Fee: None.
5.	Exchange Fee: None.
6.	Rule 12b-1 Distribution Expenses and Service Fees: None.
7.	Service Fees: None.
8.	Management Fees: 1.10%.
Q.	Hennessy Gas Utility Fund – Investor Class
1.	Maximum Sales Load Imposed on Purchases: None.
2.	Maximum Sales Load Imposed on Dividends: None.
3.	Deferred Sales Load: None.
4.	Redemption Fee: None.
5.	Exchange Fee: None.
6.	Rule 12b-1 Distribution Expenses and Service Fees: Up to 0.25%.
7.	Service Fees: Up to 0.10%.
8.	Management Fees: 0.40%.
R.	Hennessy Gas Utility Fund – Institutional Class
1.	Maximum Sales Load Imposed on Purchases: None.
2.	Maximum Sales Load Imposed on Dividends: None.
3.	Deferred Sales Load: None.
4.	Redemption Fee: None.
5.	Exchange Fee: None.
6.	Rule 12b-1 Distribution Expenses and Service Fees: None.
7.	Service Fees: None.
8.	Management Fees: 0.40%.

S.	Hennessy Japan Fund – Investor Class
1.	Maximum Sales Load Imposed on Purchases: None.
2.	Maximum Sales Load Imposed on Dividends: None.
3.	Deferred Sales Load: None.
4.	Redemption Fee: None.
5.	Exchange Fee: None.
6.	Rule 12b-1 Distribution Expenses and Service Fees: Up to 0.25%.
7.	Service Fees: Up to 0.10%.
8.	Management Fees: 0.80%.
T.	Hennessy Japan Fund – Institutional Class
1.	Maximum Sales Load Imposed on Purchases: None.
2.	Maximum Sales Load Imposed on Dividends: None.
3.	Deferred Sales Load: None.
4.	Redemption Fee: None.
5.	Exchange Fee: None.
6.	Rule 12b-1 Distribution Expenses and Service Fees: None.
7.	Service Fees: None.
8.	Management Fees: 0.80%.
U.	Hennessy Japan Small Cap Fund – Investor Class
1.	Maximum Sales Load Imposed on Purchases: None.
2.	Maximum Sales Load Imposed on Dividends: None.
3.	Deferred Sales Load: None.
4.	Redemption Fee: None.
5.	Exchange Fee: None.

6.	Rule 12b-1 Distribution Expenses and Service Fees: Up to 0.25%.
7.	Service Fees: Up to 0.10%.
8.	Management Fees: 0.80%.
V.	Hennessy Japan Small Cap Fund – Institutional Class
1.	Maximum Sales Load Imposed on Purchases: None.
2.	Maximum Sales Load Imposed on Dividends: None.
3.	Deferred Sales Load: None.
4.	Redemption Fee: None.
5.	Exchange Fee: None.
6.	Rule 12b-1 Distribution Expenses and Service Fees: None.
7.	Service Fees: None.
8.	Management Fees: 0.80%.
W.	Hennessy Large Cap Financial Fund – Investor Class
1.	Maximum Sales Load Imposed on Purchases: None.
2.	Maximum Sales Load Imposed on Dividends: None.
3.	Deferred Sales Load: None.
4.	Redemption Fee: None.
5.	Exchange Fee: None.
6.	Rule 12b-1 Distribution Expenses and Service Fees: Up to 0.25%.
7.	Service Fees: Up to 0.10%.
8.	Management Fees: 0.90%.
X.	Hennessy Large Cap Financial Fund – Institutional Class
1.	Maximum Sales Load Imposed on Purchases: None.
2.	Maximum Sales Load Imposed on Dividends: None.
3.	Deferred Sales Load: None.
4.	Redemption Fee: None.

5.	Exchange Fee: None.
6.	Rule 12b-1 Distribution Expenses and Service Fees: None.
7.	Service Fees: None.
8.	Management Fees: 0.90%.
Y.	Hennessy Small Cap Financial Fund – Investor Class
1.	Maximum Sales Load Imposed on Purchases: None.
2.	Maximum Sales Load Imposed on Dividends: None.
3.	Deferred Sales Load: None.
4.	Redemption Fee: None.
5.	Exchange Fee: None.
6.	Rule 12b-1 Distribution Expenses and Service Fees: Up to 0.25%.
7.	Service Fees: Up to 0.10%.
8.	Management Fees: 0.90%.
Z.	Hennessy Small Cap Financial Fund – Institutional Class
1.	Maximum Sales Load Imposed on Purchases: None.
2.	Maximum Sales Load Imposed on Dividends: None.
3.	Deferred Sales Load: None.
4.	Redemption Fee: None.
5.	Exchange Fee: None.
6.	Rule 12b-1 Distribution Expenses and Service Fees: None.
7.	Service Fees: None.
8.	Management Fees: 0.90%.
AA.	Hennessy Technology Fund – Investor Class
1.	Maximum Sales Load Imposed on Purchases: None.
2.	Maximum Sales Load Imposed on Dividends: None.

3.	Deferred Sales Load: None.
4.	Redemption Fee: None.
5.	Exchange Fee: None.
6.	Rule 12b-1 Distribution Expenses and Service Fees: Up to 0.25%.
7.	Service Fees: Up to 0.10%.
8.	Management Fees: 0.74%.
BB.	Hennessy Technology Fund – Institutional Class
1.	Maximum Sales Load Imposed on Purchases: None.
2.	Maximum Sales Load Imposed on Dividends: None.
3.	Deferred Sales Load: None.
4.	Redemption Fee: None.
5.	Exchange Fee: None.
6.	Rule 12b-1 Distribution Expenses and Service Fees: None.
7.	Service Fees: None.
8.	Management Fees: 0.74%.
IV.	Conversion of Institutional Class and Investor Class
Institutional Class shares held by a person that is not eligible to own such shares may be converted to Investor Class shares from time to time upon written instruction from the Multi-Class Fund to the Multi-Class Fund’s transfer agent, provided that (a) the investor is given prior notice of the proposed conversion and (b) the conversion is effected on the basis of the relative net asset values of the two Classes without the imposition of any sales load, fee or other charge.

Persons who hold Investor Class shares that are eligible to own Institutional Class shares may convert their Investor Class shares into Institutional Class shares on the basis of the relative net asset values of the two Classes without the imposition of any sales load, fee or other charge.

V.	Board Review.
The Board of Trustees of the Trust shall review this Plan as frequently as it deems necessary. Prior to any material amendments to this Plan, the Trust’s Board of Trustees, including a majority of the Trustees that are not interested persons of the Trust, shall find that the Plan, as proposed to be amended (including any proposed amendments to create a conversion feature or alter the method of allocating class and/or fund expenses), is in the best interest of each class of shares of a Multi-Class Fund individually and the fund as a whole. In considering whether to approve any proposed amendment to the Plan, the Trustees of the Trust shall request and evaluate such information as they consider reasonably necessary to evaluate the proposed amendment to the Plan.

In making its initial determination to approve this Plan, the Board focused on, among other things, the relationship between or among the classes and examined potential conflicts of interest between classes regarding the allocation of fees, services, reimbursement of expenses and voting rights. The Board evaluated the level of services provided to each class and the cost of those services to ensure that the services are appropriate and the allocation of expenses is reasonable. In approving any subsequent amendments to this Plan, the Board shall focus on and evaluate the above-referenced factors as well as any others deemed necessary by the Board.